UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)

November 7, 2016

DYNEGY INC.

(Exact name of registrant as specified in its charter)

Delaware	001-33443	20-5653152
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	File Number)	Identification No.)

ILLINOIS POWER GENERATING COMPANY

(Exact name of registrant as specified in its charter)

Illinois	333-56594	37-1395568
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	File Number)	Identification No.)

601 Travis, Suite 1400, Houston, Texas	77002
(Address of principal executive offices)	(Zip Code)

(713) 507-6400

(Registrants’ telephone number, including area code)

N.A.

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrants under any of the following provisions:

☐                                    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                                    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                                    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                                    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01                                           Regulation FD Disclosure.

On November 7, 2016, Dynegy Inc. (“Dynegy”) and Illinois Power Generating Company (“Genco”), an indirect, wholly-owned subsidiary of Dynegy, issued a press release announcing that they have launched a restructuring transaction, consisting of (a) an out-of-court restructuring consisting of (x) an offer to exchange (the “Exchange Offer”) any and all of Genco’s outstanding (i) 7.00% Senior Notes, Series H, due 2018, (ii) 6.30% Senior Notes, Series I, due 2020 and (iii) 7.95% Senior Notes, Series F, due 2032 (collectively, the “Genco Notes”) for up to (i) $210.0 million aggregate principal amount of 7-year Senior Notes of Dynegy, (ii) 10 million warrants of Dynegy and (iii) $130.0 million in cash (subject to reductions for interest payments) and (y) the solicitation of consents on behalf of Genco to proposed amendments to the indenture governing the Genco Notes or (b) in the event the conditions to the Exchange Offer are not satisfied or waived, solicitation of acceptances of an in-court restructuring of Genco pursuant to a prepackaged plan of reorganization. A copy of the press release is furnished with this Current Report as Exhibit 99.1 hereto and the press release is incorporated herein by reference in its entirety.

This announcement is not an offer to sell or a solicitation to buy securities of Dynegy or Genco (the “Securities”). The Securities have not been registered under the Securities Act of 1933, as amended (the “Securities Act”), and may not be offered or sold in the United States absent registration or the availability of an applicable exemption from registration.

Pursuant to General Instruction B.2 of Form 8-K and Securities and Exchange Commission Release No. 33-8176, the information contained in the press release furnished as Exhibit 99.1 hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, is not subject to the liabilities of that section and is not deemed incorporated by reference in any filing under the Securities Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01                                           Financial Statements and Exhibits.

Exhibit No.	Document

99.1	Press release dated November 7, 2016

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, each registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 7, 2016	DYNEGY INC.
(Registrant)

	By:	/s/ Catherine C. James
	Name:	Catherine C. James
	Title:	Executive Vice President, General Counsel and Chief Compliance Officer

Dated: November 7, 2016	ILLINOIS POWER GENERATING COMPANY
(Registrant)

	By:	/s/ Catherine C. James
	Name:	Catherine C. James
	Title:	Executive Vice President, General Counsel and Chief Compliance Officer

EXHIBIT INDEX

Exhibit No.	Document

99.1	Press release dated November 7, 2016